UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 15, 2013

ORRSTOWN FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-34292	23-2530374
(State or other jurisdiction of incorporation)	(SEC File Number)	(IRS Employer Identification No.)

77 East King Street, P.O. Box 250, Shippensburg, Pennsylvania	17257
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(717) 532-6114

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ORRSTOWN FINANCIAL SERVICES, INC.

INFORMATION TO BE INCLUDED IN THE REPORT

Section 7 – Regulation FD

Item 7.01                      Regulation FD Disclosure.

On August 15, 2013, Orrstown Bank (the “Bank”), the wholly owned subsidiary of Orrstown Financial Services, Inc. (the “Company”), received a recovery totaling $2,482,241 from the Bankruptcy Court pertaining to its nonpriority claim in the Yorktown Funding, Inc. (“Yorktown”) bankruptcy proceedings.  As disclosed in the Company’s Current Report on Form 8-K, filed on July 14, 2011, the full Yorktown loan balances of $8,598,216 were previously charged off as of June 30, 2011.

The Bank is listed as a creditor holding an unsecured nonpriority claim on the schedules filed by Yorktown in its case for relief under Chapter 11 of the United States Bankruptcy Code filed in the United States Bankruptcy Court for the Middle District of Pennsylvania on February 9, 2010.  The case is docketed at 1:10-bk-01042-MDF.  At the time of the Yorktown Bankruptcy filing, the balance outstanding on the Yorktown line of credit was $8,598,216.  The Bank had filed a proof of claim in the amount of its pre-petition claim and has taken an active role in the bankruptcy case.

Correspondence from the Bankruptcy Court has indicated that future distributions will be made, however the amount, timing and whether or not there will be any future distributions is not known as of this time.   As the loan balances have not been paid in full, the Bank will continue to aggressively pursue recovery of amounts through the Bankruptcy Court proceedings, guarantors and other potential claims against certain third parties.

Safe Harbor Statement:  Certain statements appearing herein which are not historical in nature are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements refer to a future period or periods, reflecting management’s current views as to likely future developments, and use words like “may,” “will,” “expect,” “estimate,” “anticipate” or similar terms. Forward-looking statements are statements that include projections, predictions, expectations, or beliefs about events or results or otherwise are not statements of historical facts, such as statements regarding whether there will be any further Yorktown loan recoveries.   Actual results and trends could differ materially from those set forth in such statements and there can be no assurances that there will be any further Yorktown loan recoveries, or what the ultimate effect of the current Yorktown loan recovery will have on our financial condition or results of operations for the quarter ended September 30, 2013.  Factors that could cause actual results to differ from those expressed or implied by the forward looking statements include, but are not limited to, the inability of the Company or the Bank to recover any additional portion of the Yorktown loan balances through the Bankruptcy Court, Yorktown’s principals or certain third parties and various risks and uncertainties detailed in the Company’s Form 10-K for the fiscal year ended December 31, 2012, and Forms 10-Q for the quarters ended and March 31, 2013 and June 30, 2013 and in other filings made by the Company with the Securities and Exchange Commission. The statements made herein are valid only as of the date hereof and the Company disclaims any obligation to update this information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ORRSTOWN FINANCIAL SERVICES, INC.
Date: August 20, 2013	By:	/s/ David P. Boyle
David P. Boyle Executive Vice President and Chief Financial Officer (Duly Authorized Representative)